FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 1, 1997
                                                         ----------------

                       UNITED STATES CELLULAR CORPORATION
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


       Iowa                         1-9712                      62-1147325
       ----                         ------                      ----------
   (State or other                (Commission                 (IRS Employer
   jurisdiction of                File Number)                 Identification
   incorporation)                                                  No.)



   8410 West Bryn Mawr,Suite 700, Chicago, Illinois                 60631
 ----------------------------------------------------              -------
       (Address of principal executive offices)                   (Zip Code)

 Registrant's telephone number, including area code: (312) 399-8900


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)








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Item 5.   Other Events.
          ------------

         On December 1, 1997, the Company announced that AirTouch Communications, Inc. [NYSE:ATI] will acquire interests owned by the Company and its parent organization, Telephone and Data Systems, Inc. [AMEX:TDS], in cellular systems serving Seattle and Olympia, Washington; Tucson, Arizona; Duluth, Minnesota; and rural areas in Arizona, Colorado and Idaho in exchange for approximately 5,000,000 shares of AirTouch's common stock and approximately $50 million in cash.

         This Current Report on Form 8-K is being filed for the purpose of filing the news release issued by the Company relating to such announcement as an exhibit.




Item 7.      Financial Statements and Exhibits
             ---------------------------------

         Exhibits
         --------

         The exhibits  accompanying  this report are listed in the  accompanying
Exhibit Index.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


Date:    December 3, 1997


United States Cellular Corporation
(Registrant)



By:   /s/ PHILLIP A. LORENZINI
   --------------------------------
Phillip A. Lorenzini
Controller
(Principal Accounting Officer)









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                                  EXHIBIT INDEX


Exhibit Number               Description of Exhibit
--------------               ----------------------

     99                      News Release dated
                             December 1, 1997











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